UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2007

HealthSouth Corporation

(Exact name of Registrant as specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

One HealthSouth Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits

Item 8.01 Other Events

On May 1, 2007, HealthSouth Corporation (the “Company”) consummated the transactions contemplated by the previously reported Stock Purchase Agreement (the “Agreement”) with Select Medical Corporation (the “Purchaser”), a privately owned operator of specialty hospitals and outpatient rehabilitation facilities, pursuant to which the Purchaser acquired the Company’s outpatient rehabilitation division. A press release issued by the Company announcing the consummation of the transactions contemplated by the Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing description of the sale and the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 29, 2007 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/S/ JOHN P. WHITTINGTON
Name: John P. Whittington
Title: Executive Vice President, General Counsel and Corporate Secretary

Dated:	May 2, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 1, 2007